Exhibit 10.122

*** INDICATES CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT THAT HAVE BEEN OMITTED PURSUANT TO ITEM 601(B) OF REGULATION S-K BECAUSE THE IDENTIFIED CONFIDENTIAL PORTIONS (I) ARE NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A.N.: 130339

AMD_00190103.0

BlackRock Fund Advisors, a California corporation Attention: Jenni Lee

400 Howard Street

San Francisco, California 94105

December 17, 2015

Dear Ms. Lee:

Reference is hereby made to the Amendment (MSCI reference: AMD_00105603.0) dated December 10, 2013 (as amended from time to time, the “Amendment”) to the Index License Agreement for Funds (internal MSCI reference: IXF_00040) dated March 18, 2000 (“Agreement”) by and between MSCI Inc. (formerly known as Morgan Stanley Capital International Inc.) (“MSCI”) and BlackRock Fund Advisors, a California corporation (formerly known as Barclays Global Investors, NA.) (“Licensee”). All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Amendment or the Agreement, as the case may be.

MSCI and Licensee hereby agree to further modify the Amendment as follows:

1	In Section 1 of the Amendment, the parties agree to add the following Indexes:
•	MSCI EAFE Adaptive Hedge to USD Index
•	MSCI EMU Adaptive Hedge to USD Index
•	MSCI Japan Adaptive Hodge to USD Index
2.	In Section 2 of the Amendment, the parties agree to add the following Hedged ETFs:
•	iShares Adaptive Currency Hedged MSCI EAFE ETF
•	iShares Adaptive Currency Hedged MSCI Eurozone ETF
•	iShares Adaptive Currency Hedged MSCI Japan ETF
3.	In the definition of “***********” in Section 3(a) of the Amendment, the parties agree to add the following *********** for the

*********** specified below:

******************************

******************************

******************************

4.	The parties agree to add a new Section 3(d) to the Amendment, as follows:

d.Investments by more than one *********** into the same ***********:

For the avoidance of doubt, if more than one ********************************************, then the *********** fees for *********** shall be calculated by **********************************************************************

***************************************************************************.

Notwithstanding the foregoing, if the ****************************************************************** for any reason in any ***********, or if any *********** ceases to exist or to be subject to the terms of the

********************************************* for any reason in any ***********, then the fees for each

***************************************************************************

*************************************.

A.N.: 130339

AMD_00190103.0

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This letter modifies and operates in conjunction with the Amendment. Together this letter, the Amendment and the Agreement constitute the complete and exclusive statement of the agreement between the parties with respect to the subject matter hereof and supersede in full all prior proposals and understandings, oral or written, relating to such subject matter. To the extent that any terms of this letter conflict with any terms of the Amendment or the Agreement, the terms of this letter shall control. This letter shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict or choice of laws principles.

Please indicate your agreement with the foregoing by countersigning and returning a copy of this letter to me.

Very truly yours,

MSCI Inc.

By:	/s/ Joke Jacinto

Name:	Joke Jacinto

Title:	Vice President

ACCEPTED AND AGREED:

BlackRock Fund Advisors, a California corporation

By:	/s/ Paul C. Lohrey

Name:	Paul C. Lohrey

Title:	Managing Director

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